                                                                  Exhibit (h)4.1

January 31, 2001



Mr. Mark E. Swanson
Treasurer
Frank Russell Investment Company
909 A Street
Tacoma, WA 98402

RE:  Frank Russell Investment Company Select Growth Fund

Dear Mark:

Frank Russell Investment Management Company ("FRIMCo"), as adviser, administrator and transfer agent to Frank Russell Investment Company ("FRIC"), agrees to waive, until February 28, 2002, up to the full amount of its 0.85% combined advisory and administrative fees and to reimburse the Fund to the extent that Fund-level expenses exceed 0.83% of the average daily net assets of that Fund on an annual basis. In addition, after applying the foregoing waiver, FRIMCo also agrees to waive, until February 28, 2002, (1) up to the full amount of its transfer agency fees in an amount necessary to ensure that "Total Net Fund Operating Expenses" for Class I Shares of the Select Growth Fund do not exceed 0.89% and (2) a portion of its transfer agency fees for Class Y Shares of the Select Growth Fund to the extent that those fees would affect "Other Expenses" of Class Y Shares of the Fund by one basis point or more. This waiver and reimbursement arrangement, which supercedes any prior voluntary waiver or reimbursement arrangements for that Fund, may, at FRIMCo's option, continue after that date, but may be revised or eliminated at any time thereafter without notice. If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

FRANK RUSSELL INVESTMENT
 MANAGEMENT COMPANY


By: /s/ Lynn L. Anderson
   ----------------------------
   Lynn L. Anderson
   President

Accepted and Agreed:

FRANK RUSSELL INVESTMENT COMPANY


By:  /s/ Mark E. Swanson
   ----------------------------
   Mark E. Swanson
   Treasurer

January 31, 2001



Mr. Mark E. Swanson
Treasurer
Frank Russell Investment Company
909 A Street
Tacoma, WA 98402

RE:  Frank Russell Investment Company Select Value Fund

Dear Mark:

Frank Russell Investment Management Company ("FRIMCo"), as adviser, administrator and transfer agent to Frank Russell Investment Company ("FRIC"), agrees to waive, until February 28, 2002, up to the full amount of its 0.75% combined advisory and administrative fees and to reimburse the Fund to the extent that Fund-level expenses exceed 0.73% of the average daily net assets of that Fund on an annual basis. In addition, after applying the foregoing waiver, FRIMCo also agrees to waive, until February 28, 2002, (1) up to the full amount of its transfer agency fees in an amount necessary to ensure that "Total Net Fund Operating Expenses" for Class I Shares of the Select Value Fund do not exceed 0.79% and (2) a portion of its transfer agency fees for Class Y Shares of the Select Value Fund to the extent that those fees would affect "Other Expenses" of Class Y Shares of the Fund by one basis point or more. This waiver and reimbursement arrangement, which supercedes any prior voluntary waiver or reimbursement arrangements for that Fund, may, at FRIMCo's option, continue after that date, but may be revised or eliminated at any time thereafter without notice. If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

FRANK RUSSELL INVESTMENT
 MANAGEMENT COMPANY


By:  /s/ Lynn L. Anderson
   ------------------------------
   Lynn L. Anderson
   President

Accepted and Agreed:

FRANK RUSSELL INVESTMENT COMPANY


By:  /s/ Mark E. Swanson
   -----------------------------
   Mark E. Swanson
   Treasurer

January 30, 2001



Mr. Mark E. Swanson
Treasurer
Frank Russell Investment Company
909 A Street
Tacoma, WA 98402

RE:  Frank Russell Investment Company Money Market Fund

Dear Mark:

Frank Russell Investment Management Company ("FRIMCo"), as adviser and administrator to Frank Russell Investment Company ("FRIC"), agrees to waive, until February 28, 2002, 0.15% of its aggregate 0.25% combined advisory and administrative fees with respect to FRIC's Money Market Fund. This waiver, which supersedes any prior voluntary waiver or reimbursement arrangements, may, at FRIMCo's option, continue after that date, but may be revised or eliminated at any time thereafter without notice. If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

FRANK RUSSELL INVESTMENT
 MANAGEMENT COMPANY


By:  /s/ Karl J. Ege
   -------------------------------
   Karl J. Ege
   General Counsel and Secretary

Accepted and Agreed:

FRANK RUSSELL INVESTMENT COMPANY


By:  /s/ Mark E. Swanson
   -------------------------------
   Mark E. Swanson
   Treasurer

January 30, 2001



Mr. Mark E. Swanson
Treasurer
Frank Russell Investment Company
909 A Street
Tacoma, WA 98402

RE:  Frank Russell Investment Company US Government Money Market Fund

Dear Mark:

Frank Russell Investment Management Company ("FRIMCo"), as adviser and administrator to Frank Russell Investment Company ("FRIC"), agrees to waive, until February 28, 2002, a portion of its aggregate 0.25% combined advisory and administrative fees for all expenses that exceed 0.30% of the average daily net assets of FRIC's US Government Money Market Fund. This waiver, which supersedes any prior voluntary waiver or reimbursement arrangements, may, at FRIMCo's option, continue after that date, but may be revised or eliminated at any time thereafter without notice. If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

FRANK RUSSELL INVESTMENT
 MANAGEMENT COMPANY


By:  /s/ Karl J. Ege
   ------------------------------
   Karl J. Ege
   General Counsel and Secretary

Accepted and Agreed:

FRANK RUSSELL INVESTMENT COMPANY


By:  /s/ Mark E. Swanson
   -----------------------------
   Mark E. Swanson
   Treasurer

January 30, 2001



Mr. Mark E. Swanson
Treasurer
Frank Russell Investment Company
909 A Street
Tacoma, WA 98402

RE:  Frank Russell Investment Company Tax Free Money Market Fund

Dear Mark:

Frank Russell Investment Management Company ("FRIMCo"), as adviser and administrator to Frank Russell Investment Company ("FRIC"), agrees to waive, until February 28, 2002, a portion of its aggregate 0.10% combined advisory and administrative fees for all expenses that exceed 0.25% of the average daily net assets of FRIC's Tax Free Money Market Fund. This waiver, which supersedes any prior voluntary waiver or reimbursement arrangements, may, at FRIMCo's option, continue after that date, but may be revised or eliminated at any time thereafter without notice. If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

FRANK RUSSELL INVESTMENT
 MANAGEMENT COMPANY


By:  /s/ Karl J. Ege
   ---------------------------------
   Karl J. Ege
   General Counsel and Secretary

Accepted and Agreed:

FRANK RUSSELL INVESTMENT COMPANY


By:  /s/ Mark E. Swanson
   ---------------------------------
   Mark E. Swanson
   Treasurer

January 30, 2001



Mr. Mark E. Swanson
Treasurer
Frank Russell Investment Company
909 A Street
Tacoma, WA 98402

RE:  Frank Russell Investment Company Tax-Managed Small Cap Fund

Dear Mark:

Frank Russell Investment Management Company ("FRIMCo"), as adviser and administrator to Frank Russell Investment Company ("FRIC"), agrees to waive, until February 28, 2002, up to the full amount of its aggregate 1.03% combined advisory and administrative fees and to reimburse expenses that exceed 1.25% of the average daily net assets on an annual basis with respect to FRIC's Tax-Managed Small Cap Fund. This waiver and reimbursement arrangement, which supercedes any prior voluntary waiver or reimbursement arrangements for that Fund, may, at FRIMCo's option, continue after that date, but may be revised or eliminated at any time thereafter without notice. If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

FRANK RUSSELL INVESTMENT
 MANAGEMENT COMPANY


By:  /s/ Karl J. Ege
   ---------------------------------
   Karl J. Ege
   General Counsel and Secretary

Accepted and Agreed:

FRANK RUSSELL INVESTMENT COMPANY


By:  /s/ Mark E. Swanson
   ---------------------------------
   Mark E. Swanson
   Treasurer

January 30, 2001



Mr. Mark E. Swanson
Treasurer
Frank Russell Investment Company
909 A Street
Tacoma, WA 98402

RE:  Frank Russell Investment Company Short Term Bond Fund

Dear Mark:

Frank Russell Investment Management Company ("FRIMCo"), as adviser and administrator to Frank Russell Investment Company ("FRIC"), agrees to waive, until February 28, 2002, an amount up to the full amount of its aggregate 0.50% combined advisory and administrative fees for the Short Term Bond Fund, and to reimburse the Fund to the extent that Fund-level expenses exceed 0.52% of average daily net assets on an annual basis. This waiver, which supersedes any prior voluntary waiver or reimbursement arrangements, may, at FRIMCo's option, continue after that date, but may be revised or eliminated at any time thereafter without notice. If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

FRANK RUSSELL INVESTMENT
 MANAGEMENT COMPANY


By:  /s/ Karl J. Ege
   --------------------------------
   Karl J. Ege
   General Counsel and Secretary

Accepted and Agreed:

FRANK RUSSELL INVESTMENT COMPANY


By:  /s/ Mark E. Swanson
   --------------------------------
   Mark E. Swanson
   Treasurer

January 30, 2001



Mr. Mark E. Swanson
Treasurer
Frank Russell Investment Company
909 A Street
Tacoma, WA 98402

RE:  Frank Russell Investment Company Fixed Income III Fund Class E Shares

Dear Mark:

Frank Russell Investment Management Company ("FRIMCo"), as transfer agent to Frank Russell Investment Company ("FRIC"), agrees to waive, until February 28, 2002, a portion of its transfer agency fees for Class E Shares of the Fixed Income III Fund to the extent that such fees exceed 0.05% of the average daily net assets on an annual basis with respect to Class E of the Fixed Income III Fund. This waiver, which supersedes any prior voluntary waiver or reimbursement arrangements, may, at FRIMCo's option, continue after that date, but may be revised or eliminated at any time thereafter without notice. If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

FRANK RUSSELL INVESTMENT
 MANAGEMENT COMPANY


By:  /s/ Karl J. Ege
   --------------------------------
   Karl J. Ege
   General Counsel and Secretary

Accepted and Agreed:

FRANK RUSSELL INVESTMENT COMPANY


By:  /s/ Mark E. Swanson
   --------------------------------
   Mark E. Swanson
   Treasurer

January 30, 2001



Mr. Mark E. Swanson
Treasurer
Frank Russell Investment Company
909 A Street
Tacoma, WA 98402

RE: Frank Russell Investment Company Equity I, Equity II, Equity III, Equity Q, International, Fixed Income I and Fixed Income III Funds (the "Institutional Funds"), Class Y Shares

Dear Mark:

Frank Russell Investment Management Company ("FRIMCo"), as transfer agent to Frank Russell Investment Company ("FRIC"), agrees to waive, until February 28, 2002, a portion of its transfer agency fees for Class Y Shares of each Institutional Fund to the extent that those fees would affect "Other Expenses" of Class Y Shares of an Institutional Fund by one basis point or more. This waiver, which supersedes any prior voluntary waiver or reimbursement arrangements, may, at FRIMCo's option, continue after that date, but may be revised or eliminated at any time thereafter without notice. If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

FRANK RUSSELL INVESTMENT
 MANAGEMENT COMPANY


By:  /s/ Karl J. Ege
   -----------------------------
   Karl J. Ege
   General Counsel and Secretary

Accepted and Agreed:

FRANK RUSSELL INVESTMENT COMPANY


By:  /s/ Mark E. Swanson
   -----------------------------
   Mark E. Swanson
   Treasurer

January 30, 2001



Mr. Mark E. Swanson
Treasurer
Frank Russell Investment Company
909 A Street
Tacoma, WA 98402

RE:  Frank Russell Investment Company Tax-Managed Global Equity Fund

Dear Mark:

Frank Russell Investment Management Company ("FRIMCo"), as adviser to Frank Russell Investment Company ("FRIC"), agrees to waive, until February 28, 2002, its 0.20% advisory fee with respect to FRIC's Tax-Managed Global Equity Fund. This waiver, which supercedes any prior voluntary waiver or reimbursement arrangements for that Fund, may, at FRIMCo's option, continue after that date, but may be revised or eliminated at any time thereafter without notice. If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

FRANK RUSSELL INVESTMENT
 MANAGEMENT COMPANY


By:  /s/ Karl J. Ege
   ----------------------------------
   Karl J. Ege
   General Counsel and Secretary

Accepted and Agreed:

FRANK RUSSELL INVESTMENT COMPANY


By:  /s/ Mark E. Swanson
   ----------------------------------
   Mark E. Swanson
   Treasurer

January 30, 2001



Mr. Mark E. Swanson
Treasurer
Frank Russell Investment Company
909 A Street
Tacoma, WA 98402

RE:  Frank Russell Investment Company Equity Aggressive Strategy Fund

Dear Mark:

Frank Russell Investment Management Company ("FRIMCo"), as adviser to Frank Russell Investment Company ("FRIC"), agrees to waive, with respect to FRIC's Equity Aggressive Strategy Fund, its 0.20% advisory fee until February 28, 2002. This waiver, which supersedes any prior voluntary waiver or reimbursement arrangements for that Fund may, at FRIMCo's option, continue after that date, but may be revised or eliminated at any time thereafter without notice. If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

FRANK RUSSELL INVESTMENT
 MANAGEMENT COMPANY


By:  /s/ Karl J. Ege
   -------------------------------
   Karl J. Ege
   General Counsel and Secretary

Accepted and Agreed:

FRANK RUSSELL INVESTMENT COMPANY


By:  /s/ Mark E. Swanson
   -------------------------------
   Mark E. Swanson
   Treasurer

January 30, 2001



Mr. Mark E. Swanson
Treasurer
Frank Russell Investment Company
909 A Street
Tacoma, WA 98402

RE:  Frank Russell Investment Company Aggressive Strategy Fund

Dear Mark:

Frank Russell Investment Management Company ("FRIMCo"), as adviser to Frank Russell Investment Company ("FRIC"), agrees to waive, with respect to FRIC's Aggressive Strategy Fund, its 0.20% advisory fee until February 28, 2002. This waiver, which supersedes any prior voluntary waiver or reimbursement arrangements for that Fund may, at FRIMCo's option, continue after that date, but may be revised or eliminated at any time thereafter without notice. If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

FRANK RUSSELL INVESTMENT
 MANAGEMENT COMPANY


By:  /s/ Karl J. Ege
   -------------------------------
   Karl J. Ege
   General Counsel and Secretary

Accepted and Agreed:

FRANK RUSSELL INVESTMENT COMPANY


By:  /s/ Mark E. Swanson
   --------------------------------
   Mark E. Swanson
   Treasurer

January 30, 2001



Mr. Mark E. Swanson
Treasurer
Frank Russell Investment Company
909 A Street
Tacoma, WA 98402

RE:  Frank Russell Investment Company Balanced Strategy Fund

Dear Mark:

Frank Russell Investment Management Company ("FRIMCo"), as adviser to Frank Russell Investment Company ("FRIC"), agrees to waive, with respect to FRIC's Balanced Strategy Fund, its 0.20% advisory fee until February 28, 2002. This waiver, which supersedes any prior voluntary waiver or reimbursement arrangements for that Fund, may, at FRIMCo's option, continue after that date, but may be revised or eliminated at any time thereafter without notice. If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

FRANK RUSSELL INVESTMENT
 MANAGEMENT COMPANY


By:  /s/ Karl J. Ege
   ---------------------------------
   Karl J. Ege
   General Counsel and Secretary

Accepted and Agreed:

FRANK RUSSELL INVESTMENT COMPANY


By:  /s/ Mark E. Swanson
   ---------------------------------
   Mark E. Swanson
   Treasurer

January 30, 2001



Mr. Mark E. Swanson
Treasurer
Frank Russell Investment Company
909 A Street
Tacoma, WA 98402

RE:  Frank Russell Investment Company Moderate Strategy Fund

Dear Mark:

Frank Russell Investment Management Company ("FRIMCo"), as adviser to Frank Russell Investment Company ("FRIC"), agrees to waive, with respect to FRIC's Moderate Strategy Fund, its 0.20% advisory fee until February 28, 2002. This waiver, which supersedes any prior voluntary waiver or reimbursement arrangements for that Fund, may, at FRIMCo's option, continue after that date, but may be revised or eliminated at any time thereafter without notice. If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

FRANK RUSSELL INVESTMENT
 MANAGEMENT COMPANY


By:  /s/ Karl J. Ege
   --------------------------------
   Karl J. Ege
   General Counsel and Secretary

Accepted and Agreed:

FRANK RUSSELL INVESTMENT COMPANY


By:  /s/ Mark E. Swanson
   --------------------------------
   Mark E. Swanson
   Treasurer

January 30, 2001



Mr. Mark E. Swanson
Treasurer
Frank Russell Investment Company
909 A Street
Tacoma, WA 98402

RE:  Frank Russell Investment Company Conservative Strategy Fund

Dear Mark:

Frank Russell Investment Management Company ("FRIMCo"), as adviser to Frank Russell Investment Company ("FRIC"), agrees to waive, with respect to FRIC's Conservative Strategy Fund, its 0.20% advisory fee until February 28, 2002.
This waiver, which supersedes any prior voluntary waiver or reimbursement arrangements for that fund, may, at FRIMCo's option, continue after that date, but may be revised or eliminated at any time thereafter without notice. If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

FRANK RUSSELL INVESTMENT
 MANAGEMENT COMPANY


By:  /s/ Karl J. Ege
   -----------------------------------
   Karl J. Ege
   General Counsel and Secretary

Accepted and Agreed:

FRANK RUSSELL INVESTMENT COMPANY


By:  /s/ Mark E. Swanson
   -----------------------------------
   Mark E. Swanson
   Treasurer